RELATED PARTY TRANSACTIONS (Tables)	12 Months Ended
Dec. 28, 2025
Related Party [Abstract]
Disclosure of transactions between related parties	The amount for compensation expense recognized in net earnings for key management personnel, was as follows:

	2025	2024

Short-term employee benefits(1)	$10,656	$10,964
Post-employment benefits	416	209
Termination benefits(2)	—	(487)
Share-based payments(1)	36,929	53,577
	$48,001	$64,263
(1) As a result of the termination and subsequent reinstatement of the employment of Mr. Glenn J. Chamandy as President and Chief Executive Officer (CEO) and Director of the Company, short-term employee benefits for fiscal 2024 included $1.7 million for short-term incentive plan benefits, and share-based payments include $17.0 million in stock-based compensation expense adjustments for reinstated share-based awards (for which a reversal of compensation expense of approximately $6 million was recorded in the fourth quarter of fiscal 2023.
(2) Fiscal 2024 included $9.3 million of severance to outgoing executives (see note 18(d)), more than offset by the reversal of $9.8 million in severance benefits which had been accrued in the fourth quarter of 2023.

The amounts included in accounts payable and accrued liabilities for share-based compensation awards to key management personnel were as follows:

	December 28, 2025	December 29, 2024

DSUs[1]	$20,931	$18,687